INCOME TAXES - Schedule of reconciliation of income taxes calculated at the statutory rate to the actual income tax position (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of income taxes calculated at the statutory rate to the actual income tax provision
Income tax recovery at Canadian statutory income tax rates of 26.99% (2020 -26.99%)	$ (23,947)	$ (22,148)
Increase (decrease) in income taxes for:
Permanent and other differences	1,788	1,353
Investment tax credits	(3,623)	(2,396)
Tax rates differential	1,393	(103)
Foreign exchange	5,912	(7,331)
Change in valuation allowance	15,097	20,221
Stock-based compensation expense	(64)	894
Change in estimate	3,450	(2,399)
Total	$ 6	$ (11,909)